SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: August 17, 2004
HOUSEHOLD AUTOMOTIVE TRUST 2004-1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Master Servicer of the Trust) (Exact name as specified in Master Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Master Servicer )	333-100512-04 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Master Servicer )	60070 (Zip Code)
Master Servicer's telephone number, including area code 847/564-5000

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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits
99

Monthly Master Servicer's Certificate to Trustee dated August 17, 2004 pursuant to the Master Sale and Servicing Agreement dated as of July 28, 2004 (the "Sale and Servicing Agreement") by and among Household Automotive Trust 2004-1, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, U.S. Bank National Association, as Indenture Trustee and HSBC Bank USA, National Association, as Administrator, with respect to the Series 2004-1 Notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Master Servicer of and on behalf of the HOUSEHOLD AUTOMOTIVE TRUST 2004-1 (Registrant)

By: /s/ P. D. Schwartz Patrick D. Schwartz Authorized Representative

Dated: August 23, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Master Servicer's Certificate to Trustee dated August 17, 2004 pursuant to the Master Sale and Servicing Agreement dated as of July 28, 2004 (the "Sale and Servicing Agreement") by and among Household Automotive Trust 2004-1, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, U.S. Bank National Association, as Indenture Trustee and HSBC Bank USA, National Association, as Administrator, with respect to the Series 2004-1 Notes.

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